UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 18, 2022

ARCLIGHT CLEAN TRANSITION CORP. II

(Exact name of registrant as specified in its charter)

Cayman Islands	001-40272	98-1578357
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

200 Clarendon Street, 55th Floor

Boston, MA, 02116

(Address of principal executive offices)

(617) 531-6300

Registrant’s telephone number, including area code

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A Ordinary Share, $0.0001 par value, and one-fifth of one redeemable warrant	ACTDU	The Nasdaq Stock Market LLC
Class A Ordinary Shares included as part of the units	ACTD	The Nasdaq Stock Market LLC
Redeemable warrants included as part of the units, each whole warrant exercisable for one Class A Ordinary Share at an exercise price of $11.50	ACTDW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement

Forward Share Purchase Agreement

On July 18, 2022, ArcLight Clean Transition Corp. II (“ArcLight”) entered into a forward share purchase agreement (the “Purchase Agreement”) with Meteora Capital Partners and its affiliates (collectively, “Meteora”) pursuant to which, provided that so long as Meteora will have acquired from redeeming shareholders of ArcLight at least 1,900,000 ArcLight Class A ordinary shares as of the closing of ArcLight’s previously announced business combination (the “Business Combination”) with Opal Fuels LLC, a Delaware limited liability company (“OPAL Fuels”), and has not redeemed any of such ArcLight Class A ordinary shares, in connection with the Business Combination, then Meteora may elect to sell and transfer to the combined company following the Business Combination (the “Combined Company”), and the Combined Company will purchase from Meteora, on the six month anniversary of the closing of the Business Combination, up to 2,000,000 shares of Class A common stock of the Combined Company (the “Share Repurchase”) held by Meteora at the time of closing of the Business Combination (the “Meteora Shares”). Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed thereto in the Purchase Agreement.

The price at which Meteora has the right to sell the Meteora Shares to the Combined Company is $10.02 per share. Meteora will notify the Combined Company in writing not less than five (5) business days prior to the closing date of the Share Repurchase (the “Put Date”), specifying the number of Meteora Shares that the Combined Company will be required to purchase.

Pursuant to the Purchase Agreement, Meteora is also permitted at its election to sell any or all of the Meteora Shares in the open market commencing after the closing of the Business Combination, so long as the sale price exceeds $10.02 per share prior to the payment of any commissions due by Meteora for such sale.

Pursuant to an escrow agreement (the “Escrow Agreement”), to be entered into by and among ArcLight, Continental Stock Transfer and Trust Co. (“Continental”) and Meteora, to secure its purchase obligation to Meteora, at the closing of the Business Combination, ArcLight will place into escrow with Continental an aggregate amount of up to $20,040,000 (the “Escrow Amount”). If and when Meteora sells the Meteora Shares to any third party, an amount equal to the Combined Company’s purchase price obligation for that portion of such Meteora Shares, which Meteora sells in the open market, will be released from escrow to the Combined Company.

In exchange for ArcLight’s commitment to purchase the Meteora Shares on the Put Date, Meteora agrees to continue to hold, and not to redeem, the Meteora Shares prior to the closing date of the Business Combination. In consideration for Meteora’s entry into the Purchase Agreement and the transactions and covenants therein, ArcLight shall, at its option, (i) issue to Meteora 112,500 shares of Class A common stock of the Combined Company or (ii) pay to Meteora a cash payment in the amount of $600,000 upon consummation of the Business Combination.

The Purchase Agreement contains customary representations, warranties and covenants from the parties thereto.

The foregoing description is only a summary of the Purchase Agreement and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed as Exhibit 10.1 hereto and is incorporated by reference herein.

Important Information and Where to Find It

In connection with the Business Combination, ArcLight has filed with the SEC a Registration Statement on Form S-4 (as amended, the “Registration Statement”), which includes the related proxy statement/prospectus of ArcLight with respect to the shareholders’ meeting (the “Proxy Statement”). The Registration Statement was declared effective by the SEC on June 27, 2022. This document does not contain all the information that should be considered concerning the Business Combination and is not intended to form the basis of any investment decision or any other decision in respect of the Business Combination.

INVESTORS AND SECURITY HOLDERS AND OTHER INTERESTED PARTIES ARE URGED TO READ THE PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS THAT HAVE BEEN FILED OR WILL BE FILED WITH THE SEC, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS, CAREFULLY AND IN THEIR ENTIRETY BECAUSE THEY CONTAIN IMPORTANT INFORMATION ABOUT ARCLIGHT, OPAL FUELS, THE BUSINESS COMBINATION AND RELATED MATTERS.

Shareholders will also be able to obtain copies of the Registration Statement, without charge, at the SEC’s website at www.sec.gov. In addition, the documents filed by ArcLight may be obtained free of charge from ArcLight at https://www.arclightclean.com or by directing a request to: ArcLight Clean Transition Corp. II, 200 Clarendon Street, 55th Floor, Boston, MA 02116.

Forward-Looking Statements

Certain statements in this communication may be considered forward-looking statements. Forward-looking statements are statements that are not historical facts and generally relate to future events or ArcLight’s or OPAL Fuels’ future financial or other performance metrics. In some cases, you can identify forward-looking statements by terminology such as “believe,” “may,” “will,” “potentially,” “estimate,” “continue,” “anticipate,” “intend,” “could,” “would,” “project,” “target,” “plan,” “expect,” or the negatives of these terms or variations of them or similar terminology. Such forward-looking statement are subject to risks and uncertainties, which could cause actual results to differ materially from those expressed or implied by such forward looking statements. New risks and uncertainties may emerge from time to time, and it is not possible to predict all risks and uncertainties. These forward-looking statements are based upon estimates and assumptions that, while considered reasonable by ArcLight and its management, and OPAL Fuels and its management, as the case may be, are inherently uncertain and subject to material change. Factors that may cause actual results to differ materially from current expectations include, but are not limited to, various factors beyond management’s control, including general economic conditions and other risks, uncertainties and factors set forth in the section entitled “Risk Factors” and “Cautionary Statement Regarding Forward-Looking Statements” in the Registration Statement and other filings with the SEC, as well as (1) factors associated with companies, such as OPAL Fuels, that are engaged in the production and integration of renewable natural gas (RNG), including anticipated trends, growth rates, and challenges in those businesses and in the markets in which they operate; (2) macroeconomic conditions related to the global COVID-19 pandemic; (3) the effects of increased competition; (4) contractual arrangements with, and the cooperation of, landfill and livestock waste site owners and operators, on which OPAL Fuels operates its landfill gas and livestock waste projects that generate electricity and RNG prices for environmental attributes, low carbon fuel standard credits and other incentives; (5) the ability to identify, acquire, develop and operate renewable projects and RNG fueling stations; (6) delays in obtaining, adverse conditions contained in, or the inability to obtain necessary regulatory approvals or complete regulatory reviews required to complete the proposed transaction; (7) the outcome of any legal proceedings that may be instituted in connection with the proposed transaction; and (8) the ability of the combined company that results from the proposed transaction to issue equity or equity-linked securities or obtain debt financing in connection with the transaction or in the future. Nothing in this communication should be regarded as a representation by any person that the forward-looking statements set forth herein will be achieved or that any of the contemplated results of such forward-looking statements will be achieved. You should not place undue reliance on forward-looking statements in this communication, which speak only as of the date they are made and are qualified in their entirety by reference to the cautionary statements herein. Both ArcLight and OPAL Fuels expressly disclaim any obligations or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in ArcLight’s or OPAL Fuels’ expectations with respect thereto or any change in events, conditions or circumstances on which any statement is based.

Disclaimer

This communication is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy, any securities or the solicitation of any vote in any jurisdiction pursuant to the Business Combination or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
10.1	Forward Purchase Agreement, dated July 18, 2022, among ArcLight Clean Transition Corp. II, Meteora Special Opportunity Fund I, LP, Meteora Select Trading Opportunities Master, LP and Meteora Capital Partners, LP
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 18, 2022

ARCLIGHT CLEAN TRANSITION CORP. II

By:	/s/ John F. Erhard
Name:	John F. Erhard
Title:	President and Chief Executive Officer

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